Exhibit 10.9

Loan Contract

(Shouguang) rural bank (2008) NO.2-59

Borrower (full name): Lender (full name):	Zhu Huaran
Shandong Shouguang Rural Cooperative Bank

Based on the relevant laws, regulations of China, the parties entered into this contract by consensus, and abide by it together.

Article, Th e lender agrees to provide the loan with the following contents

1. Loan Type:___________________________________Short-term loan

2. Loan Purpose:_________________________________Raw material purchase

3. Currency type and amount:_______________________RMB 1,400,000.00

4. Term of Loan and Repayment:

(1) The terms of loan and repayment are as follows, and the blanks without being filled up should be consulted to the attached tables which constitute part of this contract:
Loan				Repayment
Y	M	D	Amount	Y	M	D	Amount

(2) If the loan amount, loan or repay date recorded in this contract differ from the records of the loan notes, it should subject to the records of the loan note. The loan note is an integral part of the contract, and shares the same legal effect with this contract.

(3) If the borrower repay in advance, it should apply for the advanced repayment to the lender and obtain its agreement. The loan interest rate remains the same to the advanced repayment and the lender has the rights to calculate the interest by the agreed interest rate and method under this contract.

5. Loan interest rate:

(1) The monthly loan interest rate under this contract is____floating______ which is implemented at the first loan. While the interest rate of the second or the following should subject to the loan notes. And the loan interest rate of the same term shall be charged by the term interest rate. The interest rate of middle or long term loan shall be stipulated yearly according to the regulations of People's Bank of China.

(2) The loan interest under this contract is settled at the 20th of every month (quarter/month/with the settlement of the loan principal), and the last interest should be settled with the loan principal. To the two-year loan, the interest should be settled at the end of each year and the interest expiry date is December 20th.

Article II The lender has the rights not to provide the loan under this contract, unless the borrower meets the following preconditions:

1. The reference, financial reports or the debt data the borrower provides should be real and effective.

2. The borrower opens a settlement account at the lender, through which to transact the relevant settlements of the loan under this contract.

3. Every time of withdrawal, the borrower should purchase the relevant loan notes, and provide the relevant documents and references in accordance with the requirements of the lender.

4. If the loan under this contract has the mortgage or pledge guarantee, the borrower should have transacted the relevant registration or insurance or any other legal procedures to meet the requirements of the lender, and guaranteed the continuous effectiveness of the guarantee and insurance.

Article III Lender's Rights and Obligations

1. The lender has the rights to investigate the business and financial activities, circumstances of storing and borrowing usage of the borrower, and require the borrower provide financial statement and other documents, references and information on schedule.

2. To claim on schedule or in advance in accordance with this contract the loan principal, interest, penalty interest, overdue interest, compound interest, and other payment from the borrower, the lender may detain from the settlement account of the borrower directly.

3. If the borrower did not fulfill the payment obligations which affect the realization of the creditor's rights of the lender, the leader has the rights to transact the notes press through the People's Bank of China, its governing departments or the news media.

4. On th e premise of fulfilling the agreed obligations under this contract of the borrower, provides the loan on schedule and in full to the borrower.

Article lV Borrower's Rights and Obligations

1. Has the rights obtain and use the loan in accordance with this contract.

2. Repay the loan principal and interest on schedule; if special circumstances happen and the borrower could not repay the loan principal or interest at the due date but needs to extend the term, it should apply to the lender for the term extension in written 15 days before the due date. Only with the consent of the lender, the two parties may conclude the loan extension agreement.

3. The borrower should settle the payable interest at the interest expiry date to the lender.

4. Use the loan in accordance with the agreed purpose under this contract, without occupation or misappropriation.

5. Provide real, comprehensive, and effective financial statements or other relevant references and information to the leader monthly, and coordinate actively with the leader towards the inspection of the leader on its business, financial activities and the loan use situation under this contract.

6. If the borrower transacts contract, rent, demutualization, consortium, merger, consolidation, spin-off, joint venture, transfer, application for suspension of business reorganization, for disbandment, and for bankrupt and other measures which is sufficient to cause the changes the relationships between the claims and obligations of this contract or the realization of the creditor's rights of the leader, it should notice the leader in written in advance, and fulfill the debt settlement obligations or settlement the debt in advance, otherwise, it should not transact the above behaviors.

7. If the borrower gets involved other circumstances which might affect its repayment obligation in this contract seriously other than the above acts, such as being off production, out of business, cancellation of registration, business license revoked, legal representatives or main person in charge engaging in illegal activities or significant litigation or arbitration, production and operation difficulties, and deterioration of the financial status, the borrower should notice the leader in written immediately, and fulfill all the debt protection measures accepted by the leader.

8. In the effective term of this contract, if the borrower provides guarantee for other party's debt or puts its main assets to mortgage or pledge to a third party, which might affect the competence of repaying the debt under this contract, the borrower should notice the leader in written and obtain agreement from the leader.

9. The borrower and its investors should not illegally withdraw capital, transfer assets, or transfer of the share without authorization, to evade the debt to the leader.

10. If the borrower changes its name, legal representatives, addresses, business scope or any other items, it should notice the leader in written and in time.

11. If the guarantor of the borrowing under this contract occurs to be off production, out of business, cancellation of registration, business license revoked, bankrupt or operating losses, which makes the security lost the corresponding guarantee competence partly or wholly, or value of the collateral security, materials or pledge power detracted, the borrower should provide other guarantee measures accepted by the leader timely.

12. The borrower should bear the relevant costs on attorney service, insurance, transporting costs, evaluation, registration, keeping, appraisal, notarization, and etc under this contract.

ArticleV Default Responsibility

1. On the precondition of fulfilling all the agreed obligations under this contract of the borrower, if the lender did not provide the loan on schedule and in full in accordance with this contract, which resulted in the losses to the borrower, the lender should pay the borrower penalty according to the breach amount and extending days, and the calculation of the penalty takes the same measure with the calculation of the interest of the synchronous overdue loan.

2. If the borrower breaches any article of this contract, the lender has the rights to stop providing the loan to the borrower, and reclaim the loan principal and interest which has been provided.

3. If the borrower did not return the loan principal under this contract, the lender shall calculate the penalty interests floating% up the implementing rate under this contract form the due date towards the overdue loan, until the settlement of both the principal and the interest.

4. If the borrower did not use the loan according to the agreed purpose of the contract, the lender shall charge penalty interest towards the illegally used parts floating _% up the implementing rate under this contract, until the date of settlement of the principal and interest.

5. To the due but unpaid interest in the loan term, the lender shall charge compound interest by the agreed interest rate  monthly  (monthly/yearly), and when the loan overdue, the compound interest shall be charged by the penalty interest rate.

6. If the guarantor breaches the agreed obligations of the guarantee contract, and fails to correct after the point-out of the lender, the lender has the rights to take measures of ceasing providing loan, take back the provided loan in advance and take other assets protection measures.

7. Owning to the borrower breaching the contract caused the leader to take litigation or arbitration to realize its creditor's rights, the borrower should assume the relevant attorney fees, traveling allowance, or other costs of the leader expensed to realize its creditor's rights.

Article VI Loan Guarantee

The guarantee method of the loan under this contract is mortgage, and the Guarantee Contract will be signed separately.

ArticleVIII Settlement of Disputes

The disputes happened in the implementing duration of this contract may be settled by the consultation between the two parties; if settled by the lawsuits, it should be charged by the loan people's court of the lender.

ArticleVIII Other Issues
________________________________________________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________________________________________

ArticleIX Execution of Contract

The contract shall enter into effect as of the date of signing and sealing by the two parties. If needs guarantee, the contract shall enter into effect after the execution of the guarantee contract agreed in articleVI o f this contract.

ArticleX T his contract is held in  3 copies of the same form, each of the parties of the contract holds one, the guarantees one , and each of the three copies shares the same legal effect.

Article XVIII Presentation

The lender has called the attention of the borrower to comprehend each article of the contract completely and accurately, and set the relevant instructions in accordance with the requirements of the borrower. Each party of this contract gets the same understanding about this contract.

Borrower (seal):	Lender (seal):
Legal representative or: ccredited representative:	Responsible person or: Accredited representative

Date: January 12, 2009	Place: Binhai Branch